EXHIBIT 10(iii) 20
                                                     ------------------
                                                         (PORTION)

     AMENDMENT TO IT CORPORATION RESTORATION PLAN

     The IT Corporation Restoration Plan shall be amended, as set forth herein:

     Section 1.2 shall be amended, effective July 1, 1995, by the addition of the following at the end thereof.

     Notwithstanding the foregoing, Annual Bonus shall not include any stock option awards or stock received upon the exercise of an option.

     B. A new Section 11.18 shall be added, effective May 13, 1997, to read as follows:

     11.18. Small Payments. Notwithstanding any other provision hereof, in the event that any Participant's or Beneficiary's Account hereunder is less than $5,000, the Committee may, in its discretion, automatically pay such amount in one lump sum, rather than in installments, but in all other respects in accordance with the terms of the Plan or an applicable Election Form.

     IN WITNESS WHEREOF, this instrument of Amendment is executed this 13th day of May, 1997.


                                  IT CORPORATION



                                  By:            /S/
                                     ________________________________
                                     Anthony J. DeLuca
                                     President and Acting Chief
                                       Executive Officer


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